                                  EXHIBIT 10.6


              Cherokee Banking Company 2000 Stock Option Plan and
                           Form of Stock Option Award

                            CHEROKEE BANKING COMPANY
                             2000 STOCK OPTION PLAN
                               TABLE OF CONTENTS



                                                                        Page
                                                                        ----
SECTION 1  DEFINITIONS.................................................   1
           1.1  Definitions............................................   1
SECTION 2  THE STOCK INCENTIVE PLAN....................................   3
           2.1  Purpose of the Plan....................................   3
           2.2  Stock Subject to the Plan..............................   3
           2.3  Administration of the Plan.............................   3
           2.4  Eligibility............................................   3
SECTION 3  TERMS OF STOCK INCENTIVES...................................   3
           3.1  General Terms and Conditions...........................   3
           3.2  Option Price and Term..................................   4
           3.3  Payment................................................   4
           3.4  Conditions to the Exercise of an Option................   4
           3.5  Substitute Options.....................................   4
           3.6  Treatment of Awards Upon Termination of Service........   5
SECTION 4  RESTRICTIONS ON STOCK.......................................   5
           4.1  Escrow of Shares.......................................   5
           4.2  Restrictions on Transfer...............................   5
SECTION 5  GENERAL PROVISIONS..........................................   6
           5.1  Withholding............................................   6
           5.2  Changes in Capitalization; Merger; Liquidation.........   6
           5.3  Cash Awards............................................   6
           5.4  Right to Terminate Service.............................   6
           5.5  Restrictions on Delivery and Sale of Shares; Legends...   6
           5.6  Non-alienation of Benefits.............................   7
           5.7  Termination and Amendment of the Plan..................   7
           5.8  Choice of Law..........................................   7

                            CHEROKEE BANKING COMPANY
                             2000 STOCK OPTION PLAN



                             SECTION 1  DEFINITIONS

     1.1  Definitions.  Whenever used herein, the masculine pronoun shall be
          -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Affiliate" means (i) any corporation (other than the Company) in
               ---------
an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (b) "Board of Directors" means the board of directors of the Company.
               ------------------

          (c) "Cause" has the same meaning as provided in the employment
               -----
agreement between the Participant and the Company or, if applicable, any Affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to
(1) fraud or dishonesty against the Company or its Affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors of the Company or its Affiliates or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its Affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the premises of the Company or an Affiliate during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its Affiliates are party.

          (d) "Change in Control" means any one of the following events
               -----------------
which may occur after the date the Option is granted:

               (1) the acquisition by any individual, entity or "group", within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section 1.1(d)(1), the following shall not be deemed to result in a Change in Control, (i) any acquisition directly from the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate;

               (2) a merger, consolidation, share exchange, combination, reorganization or like transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company or its successor immediately after such transaction;

               (3) the sale or transfer (other than as security for the Company's obligations) of more than fifty percent (50%) of the assets of the Company in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

               (4) the sale or transfer of more than fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction; or

               (5) the dissolution or liquidation of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (f) "Committee" means the committee appointed by the Board of
               ---------
Directors to administer the Plan pursuant to Plan Section 2.3.

          (g) "Company" means Cherokee Banking Company, a bank holding company
               -------
organized under the laws of the State of Georgia.

          (h) "Disability" has the same meaning as provided in the long-term
               ----------
disability plan or policy maintained or, if applicable, most recently maintained, by the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (i) "Disposition" means any conveyance, sale, transfer, assignment,
               -----------
pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (j) "Fair Market Value" refers to the determination of value of a
               -----------------
share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant. Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value

          (k) "Option" means a non-qualified stock option granted under the Plan
               ------
to buy shares of stock as set forth in Plan Section 3.

          (l) "Participant" means an individual who receives an Option
               -----------
hereunder.

          (m) "Plan" means the Cherokee Banking Company 2000 Stock Option
               ----
Plan.

          (n) "Stock" means the Company's no par value common stock.
               -----

          (o) "Stock Option Agreement" means an agreement between the Company
               ----------------------
and a Participant or other documentation evidencing an award of an Option.

          (p) "Termination of Service" means the termination of the service
               ----------------------
relationship, whether employment or otherwise, between a Participant and the Company and its Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                      SECTION 2  THE STOCK INCENTIVE PLAN

 2.1  Purpose of the Plan.  The Plan is intended to (a) provide incentives to
      -------------------
officers, employees and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

   2.2  Stock Subject to the Plan.  Subject to adjustment in accordance with
        -------------------------
Section 5.2, 47,842 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for Options. At no time shall the Company have outstanding Options and shares of Stock issued in respect of Options in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

   2.3  Administration of the Plan.  The Plan shall be administered by the
        --------------------------
Committee. The Committee shall have full authority in its discretion to determine the officers, employees and directors of the Company or any Affiliate to whom Options shall be granted and the terms and provisions of Options subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

   The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Company is subject to the provisions of
Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall qualify as a "non-employee director", as that term is defined in Rule 16b-3 as then in effect under the Securities Exchange Act of 1934, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director", within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

   The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

   2.4  Eligibility.  Options may be granted only to officers, employees and
        -----------
directors of the Company or any Affiliate.


                      SECTION 3  TERMS OF STOCK INCENTIVES

   3.1  General Terms and Conditions.
        ----------------------------

        (a) The number of shares of Stock as to which an Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Option Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Option Agreement.

        (b) Each Option shall be evidenced by a Stock Option Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Option Agreement shall be subject to the terms of the Plan and any provision in a Stock Option Agreement that is inconsistent with the Plan shall be null and void.

        (c) The date an Option is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Option Agreement and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.

        (d) The Committee may provide in any Stock Option Agreement (or subsequent to the award of an Option but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Option shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the "Change in Control Price"). For purposes of this Subsection, Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

        (e) Any Option may be granted in connection with all or any portion of a previously or contemporaneously granted Option. Exercise or vesting of an Option granted in connection with another Option may result in a pro rata surrender or cancellation of any related Option, as specified in the applicable Stock Option Agreement.

        (f) Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

   3.2  Option Price and Term.   Each Option granted under the Plan shall be
        ---------------------
evidenced by a Stock Option Agreement. Subject to adjustment in accordance with
Section 5.2 and the other provisions of this Section 3, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Option Agreement. The term of an Option shall be as specified in the applicable Stock Option Agreement; provided however, that no Option shall have a term that extends beyond the tenth anniversary of the date the Option was granted.

   3.3  Payment.    Payment for all shares of Stock purchased pursuant to the
        -------
exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Option Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Option Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

   3.4  Conditions to the Exercise of an Option.    Each Option granted under
        ---------------------------------------
the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Option Agreement to the contrary.

   3.5  Substitute Options.    Notwithstanding anything to the contrary in this
        ------------------
Section 3, any Option issued in substitution for an option previously issued by another entity may provide for an adjusted exercise price and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

   3.6  Treatment of Awards Upon Termination of Service.  Any award under this
        -----------------------------------------------
Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Option Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                        SECTION 4  RESTRICTIONS ON STOCK

   4.1  Escrow of Shares.    Any certificates representing the shares of Stock
        ----------------
issued under the Plan shall be issued in the Participant's name, but, if the Stock Option Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Option Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Option Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Option Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Option Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Option Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Option Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

   4.2  Restrictions on Transfer.    The Participant shall not have the right to
        ------------------------
make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Option Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Option Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Option Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Option Agreement.

                         SECTION 5  GENERAL PROVISIONS

   5.1  Withholding.    The Company shall deduct from all cash distributions
        -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Option Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Option (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

        (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

        (b) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

   5.2  Changes in Capitalization; Merger; Liquidation.
        ----------------------------------------------

        (a) The number of shares of Stock reserved for the grant of Options and the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

        (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Option Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

        (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

   5.3  Cash Awards.  The Committee may, at any time and in its discretion,
        -----------
grant to any holder of an Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Option or the exercise of rights thereunder.

   5.4  Right to Terminate Service.    Nothing in the Plan or in any Stock
        --------------------------
Option Agreement shall confer upon any Participant the right to continue as an officer, employee or director of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's service at any time.

   5.5  Restrictions on Delivery and Sale of Shares; Legends.    Each Option is
        ----------------------------------------------------
subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

   5.6  Non-alienation of Benefits.    Other than as specifically provided with
        --------------------------
regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

   5.7  Termination and Amendment of the Plan.    The Board of Directors at any
        -------------------------------------
time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Option shall adversely affect the rights of the Participant under such Option.

   5.8  Choice of Law.    The laws of the State of Georgia shall govern the
        -------------
Plan, to the extent not preempted by federal law.



   IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this ___ day of ___________________, 2000.



                         CHEROKEE BANKING COMPANY

                         By:
                             -----------------------------

                         Title:
                                --------------------------

ATTEST:


-----------------------
Secretary

   [SEAL]

                        NONQUALIFIED STOCK OPTION AWARD
                    PURSUANT TO THE CHEROKEE BANKING COMPANY
                             2000 STOCK OPTION PLAN

   THIS AWARD is made as of the Grant Date by CHEROKEE BANKING COMPANY (the
"Company") to                         (the "Optionee").
               ----------------------

   Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a nonqualified stock option (the "Option"), as described below, to purchase the Option Shares.

   A.  Grant Date:                      , 2000.
                    --------------------
   B.  Type of Option:  Nonqualified Stock Option.

   C.  Plan under which granted: Cherokee Banking Company 2000 Stock Option
       Plan.

   D.  Option Shares:  All or any part of                 shares of the
                                          ---------------
       Company's no par value common stock, (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

   E. Exercise Price: $10.00 per share of Common Stock, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.

   F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earlier of (a) the tenth (10th) anniversary of the Grant Date; or (b) the later of (i) the date which is ninety (90) days following the date the Optionee ceases to be an officer, employee or director of the Company or an Affiliate for any reason other than death or Disability; or (ii) twelve (12) months following the date the Optionee ceases to be an officer, employee or director of the Company or an Affiliate due to death or Disability; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

   G. Vesting Schedule: The Option Shares shall become vested in accordance with the Vesting Schedule attached hereto as Schedule 1.

   IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                              CHEROKEE BANKING COMPANY


                              By:
                                  -----------------------------

                              Title:
                                     --------------------------

                              TERMS AND CONDITIONS
                                     TO THE
                        NONQUALIFIED STOCK OPTION AWARD
                    PURSUANT TO THE CHEROKEE BANKING COMPANY
                             2000 STOCK OPTION PLAN


   1.  Exercise of Option.  Subject to the provisions of the Cherokee Banking
       ------------------
Company 2000 Stock Option Plan:

       (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten
(10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

       (b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 2.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and applicable tax withholding liability, the Company shall cause to be issued a certificate representing the Option Shares purchased.

   2.  Purchase Price.  Payment of the Purchase Price for all Option Shares
       --------------
purchased pursuant to the exercise of an Option shall be made in cash or certified check or, alternatively, as follows:

       (a) by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having an aggregate Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price;

       (b) if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised; or

       (c) any combination of the foregoing.

   3.  Withholding.  The Optionee must satisfy any federal, state and local,
       -----------
if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation in cash; by tendering shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of exercise having a Fair Market Value equal to the withholding obligation; by electing, irrevocably and in writing in substantially the form attached hereto as Exhibit 2 (a "Withholding Election"),
                                          ---------
to have the actual number of shares of Common Stock issuable upon exercise reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the minimum required amount of the withholding tax; or by any combination of the above. The Optionee may make a Withholding Election only if the following conditions are met:

        (a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined by executing and delivering to the Company a properly completed Withholding Election; and

        (b) any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election.

     4.   Rights as Shareholder.  Until the stock certificates reflecting the
          ---------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

     5.   Restriction on Transfer of Option and of Option Shares.  The Option
          ------------------------------------------------------
evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

     6. Changes in Capitalization.
        -------------------------

        (a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

        (b) If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the substitution of a new option in the similar manner as contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then aggregate Fair Market Value of the Common Stock and the aggregate Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

        (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

     7.   Special Limitation on Exercise.  No purported exercise of the Option
          ------------------------------
shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

     8.   Legend on Stock Certificates.  Certificates evidencing the Option
          ----------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

     9.   Governing Laws.  This Award and the Terms and Conditions shall be
          --------------
construed, administered and enforced according to the laws of the State of Georgia.

     10.  Successors.  This Award and the Terms and Conditions shall be binding
          ----------
upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

     11.  Notice.  Except as otherwise specified herein, all notices and other
          ------
communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     12.  Severability.  In the event that any one or more of the provisions or
          ------------
portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     13.  Entire Agreement.  Subject to the terms and conditions of the Plan,
          ----------------
the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

     14.  Violation.  Any transfer, pledge, sale, assignment, or hypothecation
          ---------
of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

     15.  Headings and Capitalized Terms.  Section headings used herein are for
          ------------------------------
convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

     16.  Specific Performance.  In the event of any actual or threatened
          --------------------
default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     17.  No Right to Continued Retention.  Neither the establishment of the
          -------------------------------
Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any Affiliate.

                                   EXHIBIT 1
                                   ---------

                             NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                COMMON STOCK OF
                            CHEROKEE BANKING COMPANY


                              Name
                                   ---------------------------

                              Address
                                      ------------------------

                              --------------------------------
                              Date
                                   ---------------------------


Cherokee Banking Company
320 East Marietta Street
Canton, Georgia  30114

ATTN:  Corporate Secretary

Re:  Exercise of Nonqualified Stock Option

Gentlemen:

     Subject to acceptance hereof by Cherokee Banking Company (the "Company") and pursuant to the provisions of the Cherokee Banking Company 2000 Stock Option Plan (the "Plan"), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Nonqualified Stock Option Award (the "Award") dated as of ____________. The purchase shall take place as of __________, 200__ (the "Exercise Date").


     On or before the Exercise Date, I will pay the applicable purchase price as follows:

     [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Cherokee Banking Company.

     [ ] by delivery of cash or a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

     [  ]  by delivery of a stock certificate representing shares of Common
           Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

     [ ] by delivery of the purchase price by _________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

     The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

          The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

          I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

          The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

          I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

          I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

          The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

          The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

          I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

          I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

          I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

     The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.


                              Very truly yours,


                              ---------------------------------

AGREED TO AND ACCEPTED:

CHEROKEE BANKING COMPANY


By:
    -----------------------

Title:
       --------------------

Number of Shares
Exercised:
           ----------------

Number of Shares
Remaining:                      Date:
           ----------------           ----------------------

                                   EXHIBIT 2

                         NOTICE OF WITHHOLDING ELECTION
                            CHEROKEE BANKING COMPANY
                             2000 STOCK OPTION PLAN



TO:       Cherokee Banking Company
          Attn: Corporate Secretary

FROM:
          --------------------------

RE:       Withholding Election


          This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

     (1) My correct name and social security number and my current address are set forth at the end of this document.

     (2)  I am (check one, whichever is applicable).

          [ ]   the original recipient of the Option.

          [ ]   the legal representative of the estate of the original recipient of the Option.

          [ ]   a legatee of the original recipient of the Option.

          [ ]   the legal guardian of the original recipient of the Option.

     (3) The Option pursuant to which this election relates was issued in the name of _____________________ for the purchase of a total of __________ shares of Common Stock. This election relates to _____________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

     (4) In connection with any exercise of the Option with respect to the Common Stock, I hereby elect to have certain shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state and local, if any, taxes arising from the exercise.

         The shares to be withheld shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

     (5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

     (6) I understand that this Withholding Election may not be revised, amended or revoked by me.

     (7) I further understand that the Company shall withhold from the Common Stock a whole number of shares having the value specified in Paragraph 4 above.

     (8) The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding

Election have not been met. Capitalized terms used in this Notice of Withholding Election shall have the meanings given to them in the Plan.


Dated:
        --------------------


                                    --------------------------------
                                    Signature


                                    --------------------------------
                                    Name (printed)


                                    --------------------------------
                                    Street Address


                                    --------------------------------
                                    City, State, Zip Code

                                   SCHEDULE 1
                        NONQUALIFIED STOCK OPTION AWARD
                             ISSUED PURSUANT TO THE
                            CHEROKEE BANKING COMPANY
                             2000 STOCK OPTION PLAN


Vesting Schedule
----------------

          "Vested Shares" means only that percentage of the number of Option Shares subject to the Option as to which the Option becomes exercisable following completion of the years of service indicated in the schedule below.

                Percentage of Option Shares        Years of Service
                  Which are Vested Shares          after Grant Date
                ---------------------------        ----------------

                           100%                            5

Notwithstanding the foregoing Vesting Schedule, the Option shall become fully vested and exercisable during the Option Period if the Optionee is employed by the Company or any Affiliate on the date of a Change of Control.

_____________


     1.  Construction.
     --  ------------

     (a) For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each consecutive twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as an officer, employee or director of the Company or any Affiliate.